FINANCIAL SUPPLEMENT 2nd Quarter 2022

Information is unaudited, estimated and subject to change. DISCLAIMER This presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “goal” “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results, including, among other things, those described in our most recent Annual Report on Form 10-K, and any subsequent Quarterly Reports on Form 10-Q and Current Report on Form 8-K, under the caption “Risk Factors.” Factors that could cause actual results to differ include, but are not limited to:our business and investment strategy; our ability to accurately forecast the payment of future dividends on our common and preferred stock, and the amount of such dividends; our ability to determine accurately the fair market value of our assets; availability of investment opportunities in real estate-related and other securities, including our valuation of potential opportunities that may arise as a result of current and future market dislocations; effect of the novel coronavirus (or COVID-19) pandemic on real estate market, financial markets and our Company, including the impact on the value, availability, financing and liquidity of mortgage assets; how COVID-19 may affect us, our operations and our personnel; our expected investments; changes in the value of our investments, including negative changes resulting in margin calls related to the financing of our assets; changes in interest rates and mortgage prepayment rates; prepayments of the mortgage and other loans underlying our mortgage-backed securities, or RMBS, or other asset-backed securities, or ABS; rates of default, delinquencies or decreased recovery rates on our investments; general volatility of the securities markets in which we invest; our ability to maintain existing financing arrangements and our ability to obtain future financing arrangements; our ability to effect our strategy to securitize residential mortgage loans; interest rate mismatches between our investments and our borrowings used to finance such purchases; effects of interest rate caps on our adjustable-rate investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the impact of and changes to various government programs, including in response to COVID-19; impact of and changes in governmental regulations, tax law and rates, accounting guidance, and similar matters; market trends in our industry, interest rates, the debt securities markets or the general economy; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; availability of qualified personnel; our ability to maintain our classification as a real estate investment trust, or, REIT, for U.S. federal income tax purposes; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended, or 1940 Act; our expectations regarding materiality or significance; and the effectiveness of our disclosure controls and procedures. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Chimera does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Chimera’s most recent filings with the Securities and Exchange Commission (SEC). All subsequent written and oral forward-looking statements concerning Chimera or matters attributable to Chimera or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. This presentation may include industry and market data obtained through research, surveys, and studies conducted by third parties and industry publications. We have not independently verified any such market and industry data from third-party sources. This presentation is provided for discussion purposes only and may not be relied upon as legal or investment advice, nor is it intended to be inclusive of all the risks and uncertainties that should be considered. This presentation does not constitute an offer to purchase or sell any securities, nor shall it be construed to be indicative of the terms of an offer that the parties or their respective affiliates would accept. Readers are advised that the financial information in this presentation is based on company data available at the time of this presentation and, in certain circumstances, may not have been audited by the company’s independent auditors.

Information is unaudited, estimated and subject to change. 2 PORTFOLIO COMPOSITION 94% of Chimera's equity capital is allocated to mortgage credit Billions 2.8 2.7 0.3 7.8 Equity Recourse Non-Recourse Residential Mortgage Credit Portfolio Agency MBS Portfolio 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 Total Assets: 13.2 billion Total Assets: 0.5 billion All data is shown at carrying value as of June 30, 2022 Equity Recourse Non-Recourse

Information is unaudited, estimated and subject to change. 3 10% 3% 87% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio GAAP ASSET ALLOCATION Based on fair value. 10% 4% 86% Non-Agency MBS Agency CMBS and RMBS Loan Portfolio June 30, 2022 March 31, 2022 Chimera continues to focus on its Residential Credit portfolios Total Portfolio: $13.7 billion Total Portfolio: $14.9 billion

Information is unaudited, estimated and subject to change. 4 26% 3% 1%70% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans GAAP FINANCING SOURCES 27% 3% 1% 70% Non-Agency and Loans Secured Financing (1) Agency Secured Financing Non-Recourse Debt, Securitized RMBS Non-Recourse Debt, Securitized Loans (1) Includes secured financing of retained tranches from loan securitizations that are eliminated in consolidation. Securitized debt provides optimal long-term non-recourse financing for Chimera's loan portfolio June 30, 2022 March 31, 2022 Total Portfolio: $10.9 billion Total Portfolio: $11.5 billion (Rate: 2.6%) (Rate: 2.5%) (Rate: 1.4%) (Rate: 3.5%) (Rate: 0.4%) (Rate: 2.8%)

Information is unaudited, estimated and subject to change. 5 NON-AGENCY FINANCING Chimera continues to focus on longer term and non-mark- to-market financing for its non-agency portfolio M ill io ns 115 112 139 511 108 373 355 403 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 200 400 600 800 M ill io ns 647 254 221 110 383 279 42 Mark-to-Market Limited Mark-to-Market Non Mark-to-Market 0 - 3 Months 3 - 6 Months 6 - 12 Months Greater Than 12 Months — 250 500 750 1,000 June 30, 2022 March 31, 2022 Total Non-Agency Secured Financing: $2.1 billion(1) Total Non-Agency Secured Financing: $1.9 billion(1) (1) Excludes secured financing on residential mortgage loans.

Information is unaudited, estimated and subject to change. 6 Quarter ended June 30, 2022 Quarter ended March 31, 2022 RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO TOTAL PORTFOLIO RESIDENTIAL MORTGAGE CREDIT PORTFOLIO AGENCY PORTFOLIO TOTAL PORTFOLIO GROSS ASSET YIELD: 5.6% 4.0% 5.5% 5.5% 3.3% 5.4% FINANCING COSTS: 2.7% 0.9% 2.7% 2.4% 0.3% 2.3% NET INTEREST SPREAD: 2.9% 3.1% 2.8% 3.1% 3.0% 3.1% NET INTEREST MARGIN: 3.3% 3.5% 3.3% 3.6% 3.1% 3.5% Information above excludes Agency CMBS prepayment penalties for the quarter ended June 30, 2022 and March 31, 2022 NET INVESTMENT ANALYSIS Continued strong net interest spread

Information is unaudited, estimated and subject to change. 7 Chimera Subsidiaries Securitization Trusts Financing Trusts Total Investments Non-Agency RMBS, at fair value $ 1,012,368 $ 309,407 $ — $ 1,321,775 Agency RMBS, at fair value 73,454 — — 73,454 Agency CMBS, at fair value 455,637 — — 455,637 Residential Mortgage Loans — 11,082,782 811,639 11,894,421 Total Invested Assets $ 1,541,459 $ 11,392,189 $ 811,639 $ 13,745,287 Securitized Debt (Non-Recourse), collateralized by: Non-Agency RMBS $ — $ 81,732 $ — $ 81,732 Residential Mortgage Loans — 7,682,291 — 7,682,291 Total Securitized Debt (Non-recourse) $ — $ 7,764,023 $ — $ 7,764,023 Invested Assets less Securitized Debt $ 1,541,459 $ 3,628,166 $ 811,639 $ 5,981,264 Secured Financing Agreements (Recourse): Non-Agency RMBS $ 776,530 $ 82,487 $ — $ 859,017 Agency RMBS 7,816 — — 7,816 Agency CMBS 326,571 — — 326,571 Residential Mortgage Loans — 1,256,448 698,980 1,955,428 Total Secured Financing Agreements $ 1,110,917 $ 1,338,935 $ 698,980 $ 3,148,832 Net Assets $ 430,542 $ 2,289,231 $ 112,659 $ 2,832,432 All data as of June 30, 2022 $ in thousands NET ASSET BREAKDOWN Chimera invests in RMBS securities and securities created through the CIM Sponsored securitizations. Loans are financed through Financing Trusts.

CONSOLIDATED LOAN SECURITIZATIONS

VINTAGE	DEAL	TOTAL ORIGINAL FACE	TOTAL OF TRANCHES SOLD	TOTAL OF TRANCHES RETAINED	TOTAL REMAINING FACE	REMAINING FACE OF TRANCHES SOLD	REMAINING FACE OF TRANCHES RETAINED	Call Date
2022	CIM 2022-I1	$219,442	$122,997	$96,445	$219,442	$122,997	$96,445	June 2024
2022	CIM 2022-R2	$508,202	$380,389	$127,813	$500,244	$372,431	$127,813	May 2027
2022	CIM 2022-R1	$328,226	$263,729	$64,497	$306,976	$242,499	$64,476	February 2027
2019	CMLTI 2019-E	231,205	178,490	$52,716	191,234	138,566	52,716	November 2021
2019	SLST 2019-1	1,217,441	941,719	$275,722	877,148	614,337	258,370	May 2023
2021	CIM 2021-NR4	167,596	125,747	41,849	148,406	107,521	40,885	November 2022
2021	CIM 2021-R6	353,797	336,284	17,513	282,189	264,676	17,513	September 2026
2021	CIM 2021-R5	450,396	382,836	67,560	399,311	331,912	67,360	August 2024
2021	CIM 2021-R4	545,684	463,831	81,853	439,012	356,827	81,853	June 2024
2021	CIM 2021-R3	859,735	730,775	128,960	655,281	525,300	128,960	April 2024
2021	CIM 2021-NR3	117,373	82,161	35,212	89,393	53,667	35,726	April 2022
2021	CIM 2021-R2	1,497,213	1,272,631	224,582	1,090,073	862,813	224,582	March 2025
2021	CIM 2021-NR2	240,425	180,318	60,107	187,782	125,052	62,730	March 2022
2021	CIM 2021-R1	2,098,584	1,783,797	314,787	1,528,076	1,208,149	314,787	February 2025
2021	CIM 2021-NR1	232,682	162,877	69,805	172,218	99,846	72,372	February 2022
2020	CIM 2020-NR1	131,860	79,115	52,745	108,935	55,911	52,799	November 2021
2020	CIM 2020-R7	653,192	562,023	91,169	472,180	380,980	91,168	November 2023
2020	CIM 2020-R6	418,390	334,151	84,239	314,218	229,981	84,142	October 2023
2020	CIM 2020-R5	338,416	257,027	81,389	205,544	124,031	81,389	Clean-up Call
2020	CIM 2020-R4	276,316	207,237	69,079	213,546	144,270	69,079	June 2022
2020	CIM 2020-R3	438,228	328,670	109,558	308,544	199,317	109,227	May 2022
2020	CIM 2020-R2	492,347	416,761	75,586	343,095	268,874	74,220	Clean-up Call
2020	CIM 2020-R1	390,761	317,608	73,153	293,149	219,830	72,753	February 2023
2019	CIM 2019-R5	315,039	252,224	62,815	196,835	134,061	61,981	Clean-up Call
2019	CIM 2019-R4	320,802	256,641	64,161	205,240	142,038	63,201	November 2022
2019	CIM 2019-R3	342,633	291,237	51,396	202,343	150,801	51,316	October 2022
2019	CIM 2019-R2	464,327	358,172	106,155	333,960	228,987	104,693	Clean-up Call
2019	CIM 2019-R1	371,762	297,409	74,353	255,764	182,233	73,531	August 2022
2018	CIM 2018-R6	478,251	334,775	143,476	255,762	115,152	140,610	October 2021
2018	CIM 2018-R5	380,194	266,136	114,058	186,059	75,870	110,188	July 2021
2018	CIM 2018-R3	181,073	146,669	34,404	79,292	46,559	32,476	April 2023
2017	CIM 2017-7	512,446	348,719	163,727	256,929	101,298	155,631	September 2022
2016	CIM 2016-FRE1	185,811	115,165	70,646	80,005	22,939	57,066	November 2021
2008	PHHMC 2008-CIM1	619,710	549,142	70,568	9,981	7,354	2,604	Clean-up Call
	TOTAL	$16,379,559	$13,127,462	$3,252,098	$11,408,166	$8,257,079	$3,134,662	

All data as of June 30, 2022

$ in thousands

Information is unaudited, estimated and subject to change.

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CHIMERA INVESTMENT CORPORATION

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